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                         SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported):

                                DECEMBER 18, 1997



                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                -------------------------------------------------
              (Exact name of registrant as specified in its charter)



   DELAWARE                          0-19277                  13-3317783
---------------                 ----------------          ----------------
(State or other                 (Commission File           (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)


HARTFORD PLAZA
HARTFORD, CONNECTICUT                                         06115-1900
----------------------                                     -----------------
(Address of principal                                          (Zip Code)
executive offices)

Registrant's telephone number:  (860) 547-5000
                                ---------------



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                                                                           2

ITEM 5.     OTHER EVENTS.
-------     -------------

     On December 18, 1997, The Hartford Financial Services Group, Inc. ("The Hartford") announced that its Board of Directors authorized the repurchase of up to $1 billion of the Hartford's shares of outstanding common stock. Additional information is set forth in The Hartford's press release which is filed as an exhibit hereto.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
-------     ----------------------------------

      (c)  The following is filed as an exhibit to this Current Report:


EXHIBIT
NUMBER         DESCRIPTION
--------       -----------

99.1           Press release dated December 18, 1997.












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                                                                           3


                                     SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE HARTFORD FINANCIAL SERVICES
                                              GROUP, INC.


Date: December 19, 1997                     By: /s/ James J. Westervelt
                                               -----------------------------
                                               Name:  James J. Westervelt
                                               Title: Senior Vice President
                                                      and Group Controller



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                                                                           4


                               EXHIBIT INDEX




EXHIBIT
NUMBER         DESCRIPTION
--------       -----------

99.1           Press release dated December 18, 1997.